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                                                                    Exhibit 4.29

                                                                  CONFORMED COPY
                                                                  --------------



                           WAIVER TO CREDIT AGREEMENT
                           --------------------------

           This WAIVER TO CREDIT AGREEMENT dated as of March 30, 2001 (the "Waiver"), is entered into by and among ICG COMMUNICATIONS, INC., a Delaware
 ------
corporation, and each of its direct and indirect subsidiaries party to the Agreement (as defined below) (each, individually, a "Borrower" and collectively,
                                                     --------
the "Borrowers"), THE CHASE MANHATTAN BANK, a New York banking corporation, and
     ---------
each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "Lenders"), and THE CHASE MANHATTAN BANK, as agent (the
                         -------
"Agent").
 -----

                                   WITNESSETH:

           WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of December 4, 2000, as amended by that certain First Amendment to Revolving Credit Agreement dated as of January 31, 2001 (as so amended, the "Agreement"), pursuant to which the Lenders have
                              ---------
made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000 and initially not to be less than $200,000,000; and

           WHEREAS, the Borrowers have requested the Agent and the Lenders to waive compliance with certain of the provisions of the Agreement; and

           WHEREAS, the Borrowers and the Lenders desire to waive compliance with certain of the provisions of the Agreement; and

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Definitions. Capitalized terms used and not otherwise
                      -----------
defined in this Waiver are used as defined in the Agreement.

           Section 2. Waivers Under the Agreement.
                      ---------------------------

           2.1 On the condition that the Borrowers shall deliver such financial statements to the Agent and each of the Lenders on or prior to April 13, 2001, the Lenders hereby waive the provisions of Section 5.1(a) of the Agreement solely to the extent necessary to waive the failure of the Borrowers to deliver to the Agent and each of the Lenders within ninety (90) days after the end of fiscal year 2000 the Borrowers' consolidated and consolidating balance sheets and related statements of income, stockholders' equity and cash flows for fiscal year 2000. The Borrowers' failure to deliver such financial statements to the Agent and each of the Lenders on or prior to

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April 13, 2001 shall constitute a default in Borrowers' performance of Section
5.1(a). The foregoing waiver is effective only in this specific instance, and the Borrowers hereby acknowledge their obligations under Section 5.1(a) of the Agreement and acknowledge that the foregoing waiver shall not in any way waive compliance with the provisions of Section 5.1(a) of the Agreement for fiscal year 2001 or thereafter.

           2.2 The Lenders hereby waive the provisions of Sections 5.1(a), 5.1(b) and 5.6(a) of the Agreement solely to the extent necessary to waive: (a) the failure by the Borrowers and their Subsidiaries to maintain or cause to be maintained true and complete books and records in accordance with GAAP of the financial operations of the Borrowers and their Subsidiaries at all times prior to June 30, 2001; and (b) any default or Event of Default resulting from delivery by the Borrowers' current independent auditor of an opinion in respect of the Borrowers' and their Subsidiaries' financial statements for the fiscal year ended December 31, 2000 which is qualified or adverse as a result of such failure. The foregoing waiver relates solely to the failure by the Borrowers and their Subsidiaries to comply with the provisions of Financial Accounting Standards Board Statement No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of " ("FAS 121") as described in
                                                       -------
the draft auditor's opinion previously delivered to the Agent, and shall not relate to any other non-compliance of such financial statements with the provisions of GAAP. The foregoing waiver is effective only in the specific instances referenced herein and the Borrowers hereby acknowledge their obligations under Sections 5.1(a), 5.1(b) and 5.6 and acknowledge that the foregoing waiver shall not in any way waive compliance with the provisions of such Sections for the purposes of delivery of financial statements prepared in accordance with GAAP for any and all accounting periods ending on or after June 30, 2001. The Borrowers hereby further acknowledge that the foregoing waiver of Borrowers' obligations under Section 5.6 of the Agreement relates solely to non-compliance with the provisions of FAS 121 and shall not in any way waive Borrowers' compliance with Section 5.6 at all times from and after June 30, 2001. Accordingly, the Borrowers hereby covenant and agree that the financial statements to be delivered by the Borrowers for the fiscal quarter ending June 30, 2001 pursuant to Section 5.1(b) of the Agreement, and all other financial statements thereafter delivered by the Borrowers pursuant to Sections 5.1(a) and 5.1(b) of the Agreement, shall be prepared in accordance with GAAP, including, without limitation, FAS 121, subject to normal year-end audit adjustments.

           Section 3. Effectiveness. The effectiveness of this Waiver is subject
                      -------------
to the satisfaction and occurrence of the following conditions precedent:

           3.1 The Agent shall have received executed counterparts of this Waiver which, when taken together, bear the signatures of the Borrowers and the Lenders.

           Section 4. Representations and Warranties. Each Borrower represents
                      ------------------------------
and warrants to the Lenders that:

           4.1 The representations and warranties of the Borrowers contained in
      Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date

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      and except that references to Schedule 3.13 of the Agreement shall mean
                                    -------------
      Schedule 3.13 attached hereto as Exhibit A and except with respect to
      -------------                    ---------
      Section 3.4 to the extent that such compliance with GAAP is specifically
      -----------
      waived herein); and

           4.2 After giving effect to the waivers contained herein, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Waiver.

           Section 5. Full Force and Effect. Except as specifically waived
                      ---------------------
hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.

           Section 6. Counterparts. This Waiver may be executed in any number of
                      ------------
counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

           Section 7. Headings. The various headings of this Waiver are inserted
                      --------
for convenience only and shall not affect the meaning or interpretation of this Waiver or any provisions hereof.

            [The remainder of this page is intentionally left blank.]

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           IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and the year first written.

                             BORROWERS:

                             ICG COMMUNICATIONS, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG TEVIS, INC.

                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             ICG FUNDING, LLC

                             By:    ICG Communications, Inc.,
                                    its Managing Member


                                    By:  /s/ Bernard L. Zuroff
                                         --------------------------------
                                    Name:   Bernard L. Zuroff
                                    Title:  Executive Vice President

                             ICG SERVICES, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG MOUNTAIN VIEW, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

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                             ICG NETAHEAD, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG EQUIPMENT, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG CANADIAN ACQUISITION, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG HOLDINGS (CANADA) CO.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG HOLDINGS, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Executive Vice President

                             ICG TELECOM GROUP, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

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                             NIKONET, LLC

                             By:    ICG Telecom Group, Inc.,
                                    its Managing Member


                                    By:      /s/ Bernard L. Zuroff
                                             ---------------------------------
                                    Name:    Bernard L. Zuroff
                                    Title:   Vice President

                             ICG OHIO LINX, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             ICG ENHANCED SERVICES, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             COMMUNICATIONS BUYING GROUP, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             ICG TELECOM GROUP OF VIRGINIA, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

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                             ICG DATACHOICE NETWORK SERVICES, L.L.C.

                             By:    ICG Telecom Group, Inc.,
                                    its Managing Member


                                    By:      /s/ Bernard L. Zuroff
                                             -------------------------------
                                    Name:    Bernard L. Zuroff
                                    Title:   Vice President

                             PTI HARBOR BAY, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             BAY AREA TELEPORT, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             ICG ACCESS SERVICES - SOUTHEAST, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             TRANS AMERICAN CABLE, INC.


                             By:    /s/ Bernard L. Zuroff
                                    ---------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

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                             ICG TELECOM OF SAN DIEGO, L.P.

                             By:    ICG Telecom Group, Inc.,
                                    its General Partner


                                    By:    /s/ Bernard L. Zuroff
                                           -------------------------------
                                    Name:  Bernard L. Zuroff
                                    Title: Vice President

                             WESTERN PLAINS FINANCE, L.L.C.

                             By:    ICG Telecom Group, Inc.,
                                    its Managing Member


                                    By:    /s/ Bernard L. Zuroff
                                           -------------------------------
                                    Name:  Bernard L. Zuroff
                                    Title: Vice President

                             ICG CHOICECOM MANAGEMENT, LLC

                             By:    ICG Telecom Group, Inc.,
                                    its Managing Member


                                    By:    /s/ Bernard L. Zuroff
                                           ----------------------------
                                           Name:  Bernard L. Zuroff
                                           Title: Vice President

                             ICG CHOICECOM, L.P.

                             By:    ICG ChoiceCom Management, LLC
                                    its General Partner

                                    By:    ICG Telecom Group, Inc.,
                                           its Managing Member


                                           By:/s/ Bernard L. Zuroff
                                              ---------------------
                                              Name:   Bernard L. Zuroff
                                              Title:  Vice President

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                             DOWNNORTH, INC.


                             By:    /s/ Bernard L. Zuroff
                                    -------------------------------------
                             Name:  Bernard L. Zuroff
                             Title: Vice President

                             THE CHASE MANHATTAN BANK,
                             Individually and as Agent


                             By:    /s/ Norma C. Corio
                                    ------------------------------------
                             Name:  Norma C. Corio
                             Title: Managing Director

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                                    EXHIBIT A
                                    ---------

                                  Schedule 3.13
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